                                                                    EXHIBIT 10.1


                             INVESTMENT AGREEMENT


     This Investment Agreement dated as of July 31,1996, between Norwest Corporation, a Delaware corporation ("Norwest"), and the undersigned individuals, (individually, an "Investor," and collectively, the "Investors").

     WHEREAS, Norwest and Aman Collection Services, Inc. (the "Company"), a South Dakota corporation, are parties to an Agreement and Plan of Reorganization dated as of March 21, 1996, as amended as of July 31, 1996 (as amended, the "Reorganization Agreement") providing for the merger of a wholly-owned subsidiary of Norwest with and into Company (the "Merger") in exchange for a number of shares of common stock of Norwest, par value $1-2/3 per share ("Norwest Common Stock"), under the terms and conditions set forth therein;

     WHEREAS, the Reorganization Agreement provides that the shares of Norwest Common Stock to be issued in connection with the Merger (the "Shares") to those Investors who are shareholders of the Company and to those Investors who will receive Shares in connection with the "Phantom Stock Agreements" (as that term is defined in the Reorganization Agreement) will be issued in a private transaction pursuant to one or more exemptions from registration under the Securities Act of 1993, as amended (the "Securities Act") at the time of the consummation of the Merger and subject to registration rights as set forth in this Investment Agreement;

     WHEREAS, as a condition to the consummation of the Merger, Norwest is requiring that each Investor enter into this Investment Agreement, setting forth certain representations, agreements and undertakings for the purpose of qualifying the Shares for such exemptions from registration and to fix the terms and conditions of such registration rights.

     NOW, THEREFORE, the parties hereto, in consideration of the premises and of the mutual covenants and agreements contained herein, agree as follows:

     1. REPRESENTATIONS AND COVENANTS OF INVESTORS. In order to induce Norwest to consummate the Merger contemplated by the Reorganization Agreement and to issue the Shares in connection with the Merger, each of the Investors represents and warrants to, or agrees with, Norwest as follows:

          (a) As of the date hereof, each Investor who is a shareholder of the Company: (i) holds of record and beneficially that number of shares of the Common Stock of Company set forth opposite his or her name on
     Schedule 1(a) to this Investment Agreement ( the "Company Shares"); (ii) has good title to all Company Shares held by such Investor, free and clear of all liens, claims, and encumbrances, except as set forth on Schedule 1(a); and (iii) is domiciled in the state shown opposite each Investor's name on Schedule 1(a).

          (b) Information with respect to Norwest. Norwest has furnished to each of the Investors each of the following documents: (i) Norwest's annual report on Form 10-K for the year ended December 31, 1995, (ii) each of Norwest's quarterly reports on Form 10-Q filed with the Securities and Exchange Commission (the "SEC") for each of the quarters between January 1, 1995 and the date of this Investment Agreement, (iii) Norwest's annual report to stockholders for its most recently completed fiscal year and its notice and proxy statement for its most recent annual meeting of stockholders, and (iv) all other documents, if any, filed with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") between January 1, 1996 and the date of this Agreement.

     (c)  Investor Intent/Legending of Certificates.

               (i) Investment Intent. Each Investor (1) has such knowledge and experience in financial matters that the Investor is capable of evaluating the merits and risks of the acquisition of the Shares and has requested, received, reviewed and considered all information the Investor deems relevant in making an informed decision to acquire the Shares, (2) intends to acquire the Shares for investment only and with no present intention of distributing or reselling any of such Shares (other than for sales pursuant to this Investment Agreement and the Registration Statement (as defined below), or sales pursuant to this Investment Agreement which are otherwise in compliance with the Securities Act and the rules and regulations promulgated thereunder), and (3) agrees that, for a period of two
          (2) years from the date the Shares are issued, the Investor will not, directly or indirectly, offer, sell, pledge, transfer, or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares, other than in compliance with the Reorganization Agreement, this Investment Agreement, and the Securities Act and the rules and regulations promulgated thereunder.

               (ii) Legending of Certificates. Each Investor acknowledges and agrees that the Shares being issued in accordance with the Reorganization Agreement have not been registered under the Securities Act in reliance upon one or more exemptions from registration under the Securities Act and that the certificates evidencing the shares will bear the following restrictive legend:

                    "The shares represented by this certificate were issued in connection with the merger described in that certain Agreement and Plan of Reorganization and related Agreement and Plan of Merger dated March 21, 1996, as amended, by and between Norwest Corporation ("Norwest") and Aman Collection Services, Inc. and are subject to certain restrictions on transfer set forth in that certain Investment Agreement dated as of July 31, 1996 and the shareholders named therein (the "Investment Agreement"), and were issued without registration under the Securities Act of 1933, as amended (the "Securities Act") in reliance on one or more exemptions therefrom. These shares may not be sold or otherwise transferred except pursuant to a registration statement under the Securities Act, or upon receipt by Norwest Corporation of an opinion of counsel reasonably satisfactory to it that an exemption from registration under the Securities Act is available, and except in compliance with the Investment Agreement."

               (iii) Each of the Investors further acknowledges and understands that Norwest is relying on the truth and accuracy of the representations made by each Investor herein for purposes of, among other matters, establishing the existence of such exemptions.

          (d) Investor Information. Each Investor covenants and agrees (i) to furnish to Norwest, in writing, any information relating to the Investor which Norwest reasonably determines to be necessary for disclosure in any Registration Statement covering the Shares (or any amendment thereto) or for the purpose of complying with an exemption from registration or applicable state securities laws, promptly after request therefor by Norwest, (ii) that the Investor or his representative will discuss such information with Norwest or its representatives, upon the request of Norwest, and (iii) that the Investor and his representative, if any, will otherwise cooperate with Norwest to achieve compliance with applicable exemptions and applicable federal and state securities laws. Each Investor warrants that all information to be furnished by the Investor to Norwest pursuant to this paragraph 1(d) shall be true and correct.

          (e) Compliance with Securities Law and Transfer Requirements. Each Investor agrees with Norwest that the Investor will fully comply, and will cause each broker-dealer who sells Shares on the Investors' behalf to fully comply, with all requirements under the Securities Act and the Exchange Act, including without limitation the prospectus delivery requirements under the Securities Act and the provisions of Rule 10b-6 of the Exchange Act, in connection with any sale or distribution of the Shares pursuant to the Registration Statement, and with the Transfer procedures set forth in paragraph 3 hereof. Each Investor further agrees that no Transfer of the Shares may be made to the public except in an "ordinary trading transaction." As used in this Investment Agreement, an "ordinary trading transaction" excludes any transaction in the Shares constituting a short sale, the writing of options or other derivative securities on the Shares (whether or not such options or derivative securities are listed on an options or other securities exchange.)

          (f) Capacity and Enforceability. Each Investor represents, warrants and covenants to Norwest that (i) the Investor has full right, power, authority and capacity to enter into this Investment Agreement and to consummate the transactions contemplated hereby, and (ii) upon its execution and delivery, this Investment Agreement shall constitute a valid and binding obligation of the Investor, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors and contracting parties generally and except as enforceability may be subject to general principles of equity.

       2. REGISTRATION PROCEDURES AND EXPENSES. Following the Effective Date of the Merger, Norwest agrees to take the following actions:

            (a) Registration Statement. Subject to paragraph 2(b) below, Norwest will prepare and file with the SEC a registration statement on Form S-3 covering all of the Shares (the "Registration Statement") within 90 days following the Effective Date of the Merger, and shall use its best efforts, including the filing of any necessary acceleration requests, to cause the Registration Statement to become effective as soon as practicable thereafter; provided, however, that Norwest shall have the right to delay the effectiveness of such Registration Statement until the Investors and their counsel (if any) have reviewed and approved the information included in the Registration Statement about the Investors as selling stockholders or in order to comply with any requirements or limitations at any time imposed by the SEC on the registration of securities for re-sale.

            (b) Right to Delay Effectiveness of Registration. Norwest shall have the right to delay effectiveness of the Registration Statement for up to three successive 30-day periods, provided, however, that prior to each such 30-day deferral, Norwest shall have delivered, to each Investor a certificate signed by the Chairman, the President, or any Executive Vice President of Norwest stating that in the good faith judgment of Norwest, it would be detrimental to Norwest and its stockholders for Norwest to immediately proceed with the effectiveness of such Registration Statement.

            (c) Amendments or Subsequent Registration Statement. Norwest shall, subject to paragraph 3 below, prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earlier of (i) the date that all of the Shares have been sold pursuant thereto, or (ii) until all of the Shares owned by the Investors may be sold pursuant to Rule 144(c) through (i) of the SEC or any other rule of similar effect, without the registration of such Shares under the Securities Act. In lieu of filing an amendment or supplement to the Registration Statement, Norwest may, at its option, file and cause to become effective a subsequent registration statement on Form S-3 or on such other form as may be then available to Norwest covering the Shares to permit the Transfer (as defined in paragraph 3(a) hereof) of the Shares from time to time, provided, however, that there shall be no lapse in the effectiveness of a Registration Statement filed pursuant to this Investment Agreement, subject to any rules and regulations of the SEC with respect to such effectiveness in the event of a subsequent registration statement. If Norwest elects to file such subsequent registration statement which thereafter becomes effective, such subsequent registration statement, upon its effectiveness, shall be deemed the "Registration Statement" for all purposes of this Investment Agreement. The period from the effective date of the Registration Statement through the earlier of the dates described in clauses (i) and
       (ii) of this paragraph 2(c) is herein referred to as the "Effective Period."

            (d) Copies of Prospectus. Norwest shall furnish to the Investors with respect to the Shares registered on such Registration Statement copies of the preliminary prospectuses and prospectuses as required by the Securities Act and such other documents as the Investors may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Investors. Norwest shall also file with the New York Stock Exchange ("NYSE") and the Chicago Stock Exchange ("CSE") (the exchanges on which the Shares will be listed for trading) such copies of the preliminary prospectus and prospectus included in the Registration Statement as may be required by the rules of the NYSE and the CSE, or as may be contemplated by Rule 153 as promulgated by the SEC pursuant to the Securities Act.

            (e) Blue Sky Compliance. Norwest shall file documents required of Norwest for routine blue sky clearance in ordinary trading transactions, or in lieu of such filings, Norwest may rely on such exemptions therefrom as may then be available to Norwest or in respect of the Shares under the blue sky laws of any jurisdiction in which such clearance is sought; provided, however, to the extent that any Transfer is proposed to be made by the Investor without using the services of a broker-dealer or agent registered in each state in which such Transfer is deemed to occur, (i) Norwest shall not be required to take any further action to obtain blue sky clearance in such state if the Transfer would otherwise be exempt were the Investor to use the services of a broker-dealer or agent registered in such state; and (ii) Norwest may defer such proposed Transfer until it has received such information and assurances as its counsel may reasonably request to determine that the manner of such proposed Transfer is in compliance with such blue sky clearance as Norwest has already obtained or with such exemption on which Norwest is then relying. Norwest shall not, in any event, be required to obtain blue sky clearance for the Shares in any state where Norwest may be required to qualify to do business as a foreign corporation or as a dealer in any state where it is not so qualified, to conform its capitalization or the composition of its assets at the time to the securities or blue sky laws of such state, to take any action which would subject it to service of process in suits other than those arising out of the offer and sale of the Shares covered by such Registration Statement, or to subject itself to taxation in any state where it is not so subject at the time Norwest is asked to obtain blue sky clearance.

            (f) Expenses. Norwest agrees to bear all expenses in connection with the registration of the Shares on such Registration Statement and the satisfaction of the blue sky requirements set forth in this Investment Agreement, except underwriting discounts and selling commissions, and fees and expenses, if any, of counsel and other advisors to the Investors.

            (g) Underwriters. Norwest understands that the Investors disclaim being underwriters for purposes of the Securities Act, but if any of the Investors are deemed to be underwriters, that fact shall not relieve Norwest or any of the Investors of any of their respective obligations under this Investment Agreement.

       3.  TRANSFERS OF SHARES AFTER REGISTRATION; AMENDED REGISTRATION
  STATEMENT.

            (a)  Transfers/Limitations on Transfers.

                 (i) In General. The Investors agree that none of them will effect any disposition of any of the Shares, whether by sale, assignment, pledge, or otherwise (a "Transfer") unless (1) such Investor has first complied with the provisions of this paragraph 3,
            (2) until after publication by Norwest of financial results including at least 30 days of combined operations of Company and Norwest, and (3) if applicable, the Investor has complied with the provisions of paragraph 2(e) with respect to a Transfer.

                 (ii) Transfer Procedures. Subject to the provisions of subparagraph 3(a)(i), each Investor agrees that for each Transfer of the Shares made during the Effective Period, (i) each proposed Transfer shall be for not less than 1,000 Shares; (ii) the Investor desiring to make a Transfer shall give Norwest five (5) business days (the "Notice Period") written notice of the proposed Transfers prior to the date the proposed Transfers will occur, which notice shall be in the form attached hereto as Exhibit A (the "Transfer Notice"), which Notice may be given by facsimile transmission; and
            (iii) Norwest does not elect in writing as provided in paragraph 3(b) below to defer such proposed Transfer. The Transfer Notice to Norwest shall be deemed to have been given to Norwest, for purposes of computing the Notice Period, on the date Norwest actually receives the Transfer Notice. The last day of the Notice Period shall be the fourth business day after Norwest receives the Transfer Notice. The Transfer Notice shall specify the number of Shares proposed to be transferred, and identify the registered broker-dealer(s) (if applicable) who will effect the Transfers. If any Transfer is to be made otherwise than pursuant to the Registration Statement and the prospectus included therein, the Transfer Notice shall also describe the manner in which such Transfer is to be made, and be accompanied by an opinion of counsel experienced in securities law matters reasonably satisfactory to Norwest, stating, in substance, that the Transfer is exempt from registration under the Securities Act. For purposes of this Investment Agreement, a Transfer shall be deemed to have occurred on the date (A) the order to sell any Shares is placed with a registered broker-dealer, or (B) Investor enters into any agreement or undertaking (other than in the circumstances described in clause (A) above) pursuant to which the Investor becomes irrevocably and unconditionally committed to dispose of any

            Shares. A pledge of any Shares to a third party for purposes of security (a "Pledge") shall not be deemed a Transfer for purposes of this paragraph 3 if the Investor making the Pledge has delivered to Norwest a notice in the form attached hereto as Exhibit B and the opinion of counsel referred to above in this paragraph 3(a) prior to the Pledge. Each Investor agrees that a Transfer Notice may not be given to Norwest by such Investor and a Transfer may not be made more frequently by such Investor than once in each calendar quarter the Effective Period.

            (b) Notice of Deferral of Proposed Transfer. If Norwest elects to defer the proposed Transfer as provided in paragraph 3(c) or 3(d) below, then on or before 5:00 p.m. (Minneapolis, Minnesota time) on the date the Notice Period expires, Norwest shall notify the Investor from whom the Transfer Notice was received (the "Transferring Investor") that the proposed Transfer must be deferred either (A) because, in the opinion of Norwest's counsel, the Registration Statement is required to be amended or supplemented so that a Transfer of the Shares pursuant to the Registration Statement can be effected in compliance with the Securities Act and the Exchange Act, or (B) because Norwest has given the Investors either the certificate described in paragraph 3(d)(i) or the notice described in paragraph 3(d)(ii) below. If Norwest does not elect to defer the proposed Transfer, then Norwest will so advise the Transferring Investor in writing on or before the date and time the Notice Period expires. Such Transfer must thereafter be completed as set forth in the Transfer Notice on or before the close of business on the fifth business day following the expiration of the Notice Period, unless the Transferring Investor has received either the certificate described in paragraph 3(d)(i) below or the notice described in paragraph 3(d)(ii) below, prior to the close of business on such fifth business day.

            (c) Right to Amend Registration Statement. If Norwest notifies the Investors (whether or not Norwest has received a Transfer Notice) that the Registration Statement may be required to be amended or supplemented so that a Transfer of the Shares pursuant to the Registration Statement can be effected in compliance with the Securities Act and the Exchange Act, then (i) Norwest shall, within twenty (20) business days after the date of such notice, prepare and file with the SEC such amendments and supplements to the Registration Statement as may be necessary to permit the Investors to Transfer their Shares pursuant to the Registration Statement in compliance with the Securities Act and the Exchange Act, and shall use its best efforts to cause such amendment or supplement to become effective as soon as practicable thereafter, including the filing of all necessary acceleration requests, and (ii) until such amendment or supplement becomes effective pursuant to the rules and regulations promulgated under the Securities Act, none of the Investors shall effect any Transfer of the Shares pursuant to the Registration Statement. Norwest shall notify each Investor of the effectiveness of any such amendment or supplement to the Registration Statement. Notwithstanding the foregoing, the obligation of Norwest to file any amendment or supplement to the Registration Statement shall not apply with respect to any amendment or supplement relating to information supplied by any of the Investors or any other person selling shares pursuant to the Registration Statement unless the Investors or such other person shall have given prior written notice to Norwest that an amendment or supplement is required, in which case (i) Norwest shall file such amendment or supplement within twenty (20) business days following the date such notice is received by Norwest, and
       (ii) until such amendment or supplement becomes effective pursuant to the rules and regulations promulgated under the Securities Act, none of the Investors shall effect any Transfer of the Shares pursuant to the Registration Statement.

            (d)  Right to Defer Transfer.

                 (i) If Norwest shall furnish to the Transferring Investor a certificate signed by the Chairman, the President, or any Executive Vice President of Norwest stating that in the good faith judgment of Norwest, it would be materially detrimental to Norwest and its stockholders for the Investor to immediately proceed with the proposed Transfer, Norwest shall have the right to defer such Transfer for a reasonable period not to exceed 30 days, and until the expiration of such 30-day period (or any successive 30-day period to which Norwest shall become entitled through the execution and delivery to the Transferring Investor of one or more additional certificates prior to the expiration of such 30-day period), none of the Investors shall effect any Transfer of the Shares.

                 (ii) If Norwest receives a Transfer Notice on or after each
            March 31, June 30, and September 30, and December 31 hereafter, commencing September 30, 1996, and prior to the day on which Norwest releases for publication, by press release or otherwise, its summary statement of earnings for the immediately preceding quarter or year (as may then be applicable) (an "Earnings Release"), Norwest, at its option, and in addition to and not in lieu of any right of Norwest to defer a Transfer pursuant paragraph 3(d)(i) hereof, may also defer any Transfer described in such Transfer Notice, and no such Transfer shall be made, until a date not later than the fourth business day after the day on which the Earnings Release occurs. Norwest shall advise the Transferring Investor when the Earnings Release is made.

                 (iii) Notwithstanding any exercise by Norwest of this deferral right, the Transferring Investors shall have the right to effect a Transfer of the Shares during the period commencing on the second business day after each date (a "Filing Date") on which Norwest files with the SEC a quarterly report on Form 10-Q or, solely at Norwest's option, a current report on Form 8-K, setting forth its quarterly or annual summary statement of earnings (as may then be applicable) and ending on the fifteenth business day following such date provided that (A) the Transferring Investor has first given Norwest a Transfer Notice not later than five business days prior to the proposed effective date of such Transfer within such period; and
            (B) Norwest does not exercise its right to defer such Transfer following receipt of such notice from the Transferring Investor by delivering the certificate described in the first sentence of this paragraph 3(d)(i). Any such certificate delivered subsequent to a Filing Date shall be effective only if based on events occurring or circumstances arising subsequent to such Filing Date.

            (e) Transfer Procedures. During the Effective Period, if a Transfer has been made in compliance with this Investment Agreement the Investor shall furnish to Norwest, with a copy to Norwest's Transfer Agent a representation letter in the form of Exhibit C hereto, addressed to Norwest and signed by the Investor making the Transfer. Upon receipt of such representation letter, Norwest shall instruct the Transfer Agent to transfer the Shares in accordance with the Investor's instructions free of any restrictive legend (except for any portion of the Shares not being transferred, the certificates for which Shares shall continue to bear a restrictive legend in the form set forth in paragraph 1(c)(ii) hereof), subject to the Investor's compliance with the Transfer Agent's customary transfer documentation requirements.

       4. INFORMATION TO BE FURNISHED TO INVESTORS. So long as the Registration Statement is effective, Norwest shall furnish to each of the Investors as soon as practicable after available, one copy of (i) its annual report to stockholders (which shall contain audited financial statements prepared in accordance with generally accepted accounting principles), (ii) such quarterly reports to stockholders which Norwest may prepare and distribute from time to time, (iii) a full copy of the Registration Statement covering the Shares (excluding exhibits), and (iv) to the extent not previously delivered pursuant to this Investment Agreement, all documents incorporated by reference into the Registration Statement as of the date it became effective, excluding however any exhibits thereto, or any such documents incorporated by reference filed solely for the purpose of placing another document on file with the SEC. In addition, upon the reasonable request of any of the Investors, Norwest shall furnish to such Investor any other information that is generally made available to the public by Norwest.

       5. TERMINATION OF CONDITIONS AND OBLIGATIONS. The conditions precedent imposed by this Investment Agreement upon the transferability of the Shares shall terminate as to any particular shares when such Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with this Investment Agreement, or at such time as an opinion of counsel satisfactory to Norwest shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

       6.  INDEMNIFICATION.

            (a) Definitions. As used in this paragraph 6, (i) the term "Registration Statement" shall include any preliminary prospectus, final prospectus, exhibit, amendment or supplement included in or relating to the registration statement referred to in this Investment Agreement, and
       (ii) the term "untrue statement" shall include any statement of a material fact in the Registration Statement which is (or is alleged to be) untrue, and any omission (or alleged omission) to state in the

     Registration Statement a material fact required to be stated therein or necessary to make any statement therein, in the light of the circumstances under which it was made, not misleading.

          (b) Indemnification of the Investors. Norwest agrees to indemnify and hold harmless each Investor (and each person, if any, who controls such Investor within the meaning of Section 15 of the Securities Act of Section 20 of the Securities Exchange Act of 1934 (the "Exchange Act")) from and against any claims, losses, damages or liabilities to which such Investor (or any such controlling person) may become subject (under the Securities Act, the Exchange Act or otherwise) insofar as such claims, losses, damages or liabilities arise out of, or are based upon, any untrue statement of a material fact contained in the Registration Statement, and subject to subparagraph 6(d) below, Norwest will indemnify such Investor for attorneys' fees and expenses reasonably incurred in investigating, preparing to defend or defending against any litigation or investigation or proceeding by a governmental agency or body commenced or threatened, or any claim whatsoever based upon an untrue statement; provided, however, that Norwest shall not be liable to indemnify a Investor to the extent that such claim, loss, damage or liability arises out of or is based upon (i) an untrue statement made in reliance upon and in conformity with information furnished to Norwest by or on behalf of such Investor specifically for use in preparation of the Registration Statement, or (ii) any Transfer by such Investor not in compliance with the terms of this Investment Agreement.

          (c) Indemnification of Norwest. Each Investor agrees to indemnify and hold harmless Norwest, each officer of Norwest who signs the Registration Statement, and each director of Norwest (and each person, if any, who controls such other person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), from and against any claims, losses, damages or liabilities to which Norwest (or any such controlling person) may become subject (under the Securities Act, the Exchange Act, or otherwise), insofar as such claims, losses, damages or liabilities arise out of, or are based upon (A) any untrue statement made in reliance upon and in conformity with information furnished by or on behalf of such Investor specifically for use in preparation of the Registration Statement, or (B) any Transfer by such Investor not in compliance with the terms of this Investment Agreement; and subject to subparagraph 6(d) below, such Investor will reimburse Norwest (and any such officer, director or other person) for attorneys' fees and expenses reasonably incurred in investigating, preparing to defend and defending against any litigation or investigation or proceeding by a governmental agency or body commenced or threatened, or any claim whatsoever based upon an untrue statement.

          (d) Notice and Defense of Claim. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) of this Section 6, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing, and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be in appropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Investors that are indemnified parties in the case of parties to be indemnified pursuant to paragraph (a) of this Section 6 and by Norwest in the case of parties to be indemnified pursuant to paragraph (b) of this Section 6. An indemnifying party shall not be liable for any settlement of any proceeding effected without its prior written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     7. NOTICES. Except for a notice of deferral of a proposed Transfer by Norwest under paragraph 3(b), any notice or other communication provided for herein or given hereunder to a party hereto shall be in writing and shall be delivered in person or sent by first class mail or telecopy to the address or telecopy number set forth below, addressed as follows:

     If to Norwest:

            Norwest Corporation
            Sixth and Marquette
            Minneapolis, Minnesota  55479-1026
            Attention:  Secretary
            Telecopy Number: (612) 667-4399

     If to any one or all of the Investors:

             Aman Collection Services, Inc.
             1 South 1st Street
             Aberdeen, South Dakota
             Attention:  (Investor Name)
             Telecopy Number:  (605) 622-4990

or to such other address with respect to a party as such party shall notify the other in writing as above provided.

     8. SUCCESSORS AND ASSIGNS. This Investment Agreement shall be binding upon the parties hereto and their respective successors and assigns, but the rights granted hereunder shall not be assignable by any Investor by operation of law or otherwise without the prior written consent of Norwest.

     9. GOVERNING LAW. This Investment Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Minnesota.

     10. COUNTERPARTS. This Investment Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute but one instrument.

     11. CAPTIONS. The captions contained in this Investment Agreement are for convenience of reference only and do not form a part of the Investment Agreement.


        [The remainder of this page has intentionally been left blank.]

     IN WITNESS WHEREOF, the parties hereto have executed this Investment Agreement as of the date first above written.

  NORWEST CORPORATION                             INVESTORS


By /s/ John E. Ganoe                         /s/ Thomas E. Aman
   -----------------                         ----------------------
   Its  Executive Vice President             Thomas E. Aman
        ------------------------

                                             /s/ Daniel R. Moen
                                             ----------------------
                                             Daniel R. Moen

                                             /s/ Robert A. Gloss
                                             ----------------------
                                             Robert A. Gloss

                                             /s/ Carl E. Perry
                                             ----------------------
                                             Carl E. Perry

                                                                       EXHIBIT A

                      NOTICE OF PROPOSED TRANSFER (SALE)

___________, 199_


Norwest Corporation
Norwest Center
6th Street and Marquette Avenue
Minneapolis, MN  55479-1026
Attn:   Corporate Secretary

RE: Notice of Sale of Common Stock Pursuant to an Investment Agreement Dated July __, 1996 Relating to the Acquisition of AMAN COLLECTION SERVICE, INC. by Norwest Corporation

Ladies and Gentlemen:
---------------------

     I am a party to the above-referenced Investment Agreement and a "Selling Stockholder" named in the form of prospectus included in the Registration Statement on Form S-3 (the "S-3 Registration Statement") covering shares of the common stock ($1-2/3 par value) (the "Common Stock") of Norwest Corporation ("Norwest") issued in connection with the above Acquisition. In accordance with the provisions of Section 3 of the Investment Agreement, you are hereby notified that I propose to sell __________ shares (the "Shares") of Norwest Common Stock (the "Proposed Transfer") in an "ordinary trading transaction" (as that term is defined in Paragraph 1(3), as set forth in this Notice.

     In connection with the Proposed Transfer, the manner in which the Proposed Transfer will be made is described in either in paragraphs (1), (2), or (3) below, as indicated by an "X" in the appropriate space below.

     ___ (1) I intend to place an order to sell the Shares pursuant to the S-3 Registration Statement and the Prospectus included therein with the registered broker-dealer identified below upon expiration of the Notice Period.

              Name of Selling Broker:
                                     -------------------------------------------
              Address:
                      ----------------------------------------------------------
              Contact Person:
                             ---------------------------------------------------
              Telephone and Fax Nos.:
                                     -------------------------------------------

     ___ (2) I intend to act for my own account in connection with the Proposed Transfer and to sell the Proposed Shares pursuant to the S-3 Registration Statement and the Prospectus included therein without using the services of a registered broker-dealer in the transaction described on the Attachment to this Notice. I understand that Norwest may defer the Proposed Transfer until it has received such information and assurances from me as its counsel may reasonably request to determine that the manner of the Proposed Transfer is in compliance with the blue sky clearance for a Transfer under the Investment that Norwest has already obtained or with any exemption from such clearance on which Norwest is relying.

     I understand that (I) if, on or before 5:00 p.m. Minneapolis, Minnesota time on the fifth business day from the date Norwest receives this Notice (the "Notice Period"), Norwest notifies me by registered or certified first class mail or by fax at the address and/or fax number listed below that the Proposed Transfer must be deferred pursuant to the Investment Agreement (the "Deferral Notice"), I WILL NOT PROCEED WITH THE PROPOSED TRANSFER AS DESCRIBED IN THIS NOTICE; or (II) if Norwest notifies me on or before the time and day referred to in clause (i) above that it has not elected to defer the Proposed Transfer may be effected as outlined in this Notice, I THE PROPOSED TRANSFER MUST BE COMPLETED NO LATER THAN THE CLOSE OF BUSINESS ON THE FIFTHDAY AFTER THE DATE THE NOTICE PERIOD EXPIRES, AND BEFORE I RECEIVE A SUBSEQUENT DEFERRAL NOTICE FROM NORWEST, IF ANY MAY THEN BE GIVEN UNDER THE TERMS OF THE INVESTMENT AGREEMENT.

     Norwest should send all notices contemplated by the Investment Agreement and relating to Proposed Transfer to me at the address shown below:



                 -----------------------------------------
                 Street


                 -----------------------------------------
                 City      State                  Zip Code


                 -----------------------------------------
                 Fax No.



     If no address or fax number is provided, I understand Norwest will send the notice to the address and/or fax number for notices to Investors shown in the Investment Agreement.

     I have reviewed the form of the Prospectus dated __________, 1996, and hereby represent to Norwest that the information contained therein with respect to me as a Selling Stockholder is true and correct as of the date hereof and will be true and correct as of the date of the delivery of the Prospectus to the purchaser of the Shares. I will deliver, or cause a copy of the Prospectus to be delivered with or prior the sale of the Shares to the purchaser thereof in accordance with Section 5(b) of the Securities Act of 1933. If applicable, I understand I may rely on Rule 153 under the Securities Act of 1933 to satisfy such prospectus delivery requirements if the Proposed Transfer is being made on the New York Stock Exchange or the Chicago Stock Exchange.

     Very truly yours,



     ------------------------------
     Name of Selling Investor

                                                                       EXHIBIT B


                     NOTICE OF PROPOSED TRANSFER (PLEDGE)



-------------------, 199-



Norwest Corporation
6th Street and Marquette
Minneapolis, Minnesota  55479-1026
Attention:  Laurel A. Holschuh
            Senior Vice President
            and Secretary

RE: Pledge and Consent Pursuant to an Investment Agreement Dated as of July 31, 1996 Relating to the Acquisition of AMAN COLLECTION SERVICE, INC. by Norwest Corporation

Ladies and Gentlemen:


     I am entering into a loan transaction (the "Loan") with the party identified below (the "Lender") which Loan is to be secured by, among other collateral, a pledge of _______ shares of the Common Stock of Norwest Corporation (the "Shares") held by me to the Lender (the "Pledge"). The Shares were issued to me without registration under federal and state securities laws pursuant to that certain Investment Agreement dated July 31, 1996. The certificates evidencing the Shares bear a restrictive legend to the effect that any transfer of such Shares is restricted by, among other things, the provisions of the Investment Agreement. Section 1(b)(i) of the Investment Agreement provides that I ". . . will not, directly or indirectly. . . pledge. . . any of the Shares. . . " except in compliance with the Investment Agreement, among other agreements. Section 3(a) of the Investment Agreement requires me to deliver notice to Norwest of any proposed Pledge describing the proposed Pledge, together with an opinion of counsel that such pledge is exempt from registration under the Securities Act of 1933 (the "Securities Act"), and that Norwest consent to such pledge.

     I hereby enclose the opinion of counsel required by the Investment Agreement in connection with the proposed Pledge, and request that Norwest consent to the proposed Pledge of the Shares to the Lender.

     Name and Address of Lender:

          -------------------------------------

          -------------------------------------

          Name of Contact Person: -------------

          Tel.:------------;  Fax.:------------


Very truly yours,



-----------------------------------
Name of Investor


                           ACKNOWLEDGMENT BY LENDER

     The Lender understands and agrees that the Shares are subject to the restrictions on transfer described in the Investment Agreement, a copy of which has been furnished to the Bank, and that any disposition of the Shares by the Lender following foreclosure of the Pledge will be subject to restrictions on transfer set forth on the certificates evidencing the Shares and to the Investment Agreement.



-----------------------------------
Name of Lender




By --------------------------------
   Its ----------------------------


     Consent is hereby given for the pledge by the Borrower named above to the above Lender of shares of Norwest Corporation common stock received pursuant to that certain Investment Agreement dated as of July 31, 1996.

NORWEST CORPORATION

By --------------------------------
   Its ----------------------------

                                                                       EXHIBIT C


                             REPRESENTATION LETTER


  ___________________, 199_



Norwest Corporation
Norwest Center
Sixth and Marquette
Minneapolis, Minnesota  55479-1026
Attn: Corporate Secretary

Norwest Bank Minnesota, N.A.
Stock Transfer
161 North Concord Exchange
P.O. Box  738
South St. Paul, Minnesota  55075-0738
Attn.:  Ms. Nancy Rosengren

RE: Notice of Sale of Common Stock Pursuant to an Investment Agreement Dated as of July 31, 1996 Relating to the Acquisition of AMAN COLLECTION SERVICE, INC. by Norwest Corporation ("Norwest")

Ladies and Gentlemen:


     I am a party to the above-referenced Investment Agreement and a "Selling Investor" named in the form of prospectus included in that certain Registration Statement on Form S-3 (the "S-3 Registration Statement"). In accordance with the provisions of Section 3(e) of the Investment Agreement, you are hereby notified that I have sold _______ shares (the "Shares") (the "Transfer") of the common stock ($1-2/3 par value) (the "Common Stock") of Norwest pursuant to the S-3 Registration Statement.

     In connection with this transfer, and as a requirement to the transfer of the Shares sold to the purchaser by me, I hereby represent and warrant to you and to Norwest as follows:

          a. Norwest was given notice of the proposed Sale as required under the Investment Agreement, DID NOT ELECT TO DEFER to the Transfer, and the Transfer has been made in compliance with all the terms and provisions of the Investment Agreement.

          b. I have delivered, or caused the delivery prior to the sale of the Shares to the purchaser thereof, of a copy of the Prospectus included in the S-3 Registration Statement and have otherwise have complied with all prospectus delivery requirements under the Securities Act of 1933 (the "Securities Act"). The Transfer of the Shares is not subject to the provisions of Rule 10b-6 promulgated under the Securities Act of 1934 (the "Exchange Act"), or if the Transfer is subject to Rule 10b-6, the Transfer has been made in accordance with the requirements of such rule, and.

          c. The number of Shares being transferred, when added to any shares previously transferred pursuant to the S-3 Registration Statement or the Investment Agreement, do not exceed the number of shares set forth opposite my name in the "Selling Stockholder" table in the Prospectus, and will not cause a breach of any representation or warranty made by me in the Investment Agreement.

     I hereby undertake to provide you with such other documentation as the Transfer Agent may request pursuant to its customary transfer documentation requirements in order to complete the transfer of the Shares.

Very truly yours,



____________________________
Name of Investor